GOF P8 11/23

FRANKLIN NEW YORK TAX-FREE TRUST

FRANKLIN TAX-FREE TRUST

SUPPLEMENT DATED NOVEMBER 1, 2023

TO THE PROSPECTUS

OF EACH FUND LISTED IN SCHEDULE A AND B

1a) Effective November 1, 2023, for the fund listed in Schedule A, references to the dollar-weighted average portfolio maturity range maintained by the Fund in the section titled “Fund Summary- Principal Investment Strategies” and in the section titled "Fund Details - Principal Investment Strategies and Policies” in the Fund’s Prospectus is hereby revised from “three to 10” years to “six to 12” years.

1b) Effective November 1, 2023, for the fund listed in Schedule B, references to the dollar-weighted average portfolio maturity range maintained by the Fund in the section titled “Franklin Federal Intermediate-Term Tax-Free Income Fund - Principal Investment Strategies” and in the section titled "Fund Details - Principal Investment Strategies and Policies” in the Fund’s Prospectus is hereby revised from “three to 10” years to “six to 12” years.

SCHEDULE A Fund	Date of Prospectus

FRANKLIN NEW YORK TAX-FREE TRUST

Franklin New York Intermediate-Term Tax-Free Income Fund	February 1, 2023

SCHEDULE B Fund	Date of Prospectus

FRANKLIN TAX-FREE TRUST

Franklin Federal Intermediate-Term Tax-Free Income Fund	July 1, 2023

Please retain this supplement for future reference